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                                                                   EXHIBIT 10.20
                               AGREEMENT TO EXTEND
                              DISTRIBUTION SUPPORT


     This Agreement to Extend Distribution Support (this "Agreement"), dated as of November 5, 1997, is executed by and among Enron Corp., a Delaware corporation ("Enron"), EOTT Energy Partners, L.P., a Delaware limited partnership (the "Partnership"), EOTT Energy Operating Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), EOTT Energy Pipeline Limited Partnership, a Delaware limited partnership, EOTT Energy Canada Limited Partnership, a Delaware limited partnership, and EOTT Energy Corp., a Delaware corporation (the "General Partner"). Any capitalized terms used but not defined herein shall have the meaning given to such term in the Ancillary Agreement dated as of March 25, 1994, as amended, among each of the parties hereto (the "Ancillary Agreement").

     WHEREAS, in the Ancillary Agreement Enron has undertaken, among other things, to purchase from the Partnership up to $29 million in APIs at any one time outstanding in order to support distributions of Available Cash to holders of Common Units during the Support Period ending March 31, 1998; and

     WHEREAS, Enron is willing to extend the Support Period until March 31, 1999;

     NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. AMENDMENTS TO ANCILLARY AGREEMENT. The Ancillary Agreement is hereby amended as follows: The definition of the term "Support Period" is hereby amended in its entirety to read as follows:

          "SUPPORT PERIOD" shall mean the period commencing upon the Closing Date and ending upon the earliest to occur of (a) the Liquidation Date, (b) March 31, 1999, and (c) the removal of EOTT (or other Person that is an Affiliate of Enron (ignoring for this purpose the proviso in the definition of "Affiliate")) as general partner of the MLP pursuant to Section 13.2 of the MLP Agreement under circumstances where Cause does not exist.

     2. MISCELLANEOUS. (a) This Agreement shall be governed and construed in accordance with the laws of the State of Texas.

     (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors, legal representatives and assigns.

     EXECUTED by each of the parties hereto as of the date first written above.





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                                ENRON CORP.


                                By: /s/ Louis E. Potempa
                                   ------------------------------------
                                        Louis E. Potempa
                                        Vice President, Corporate Development


                                EOTT ENERGY PARTNERS, L.P.
                                By: EOTT Energy Corp., General Partner


                                By: /s/ Philip J. Hawk
                                   ------------------------------------
                                        Philip J. Hawk
                                        President


                                EOTT ENERGY OPERATING LIMITED PARTNERSHIP
                                By: EOTT Energy Corp., General Partner


                                By: /s/ Philip J. Hawk
                                   ------------------------------------
                                        Philip J. Hawk
                                        President


                                EOTT ENERGY PIPELINE LIMITED PARTNERSHIP
                                By: EOTT Energy Corp., General Partner


                                By: /s/ Philip J. Hawk
                                   ------------------------------------
                                        Philip J. Hawk
                                        President


                                EOTT ENERGY CANADA LIMITED PARTNERSHIP
                                By: EOTT Energy Corp., General Partner


                                By: /s/ Philip J. Hawk
                                   ------------------------------------
                                        Philip J. Hawk
                                        President


                                EOTT ENERGY CORP.


                                By: /s/ Philip J. Hawk
                                   ------------------------------------
                                        Philip J. Hawk
                                        President